November 20, 2017

TOUCHSTONE STRATEGIC TRUST

Touchstone Flexible Income Fund
Touchstone Sustainability and Impact Equity Fund

Supplement to the Prospectus, Summary Prospectus and
Statement of Additional Information dated July 30, 2017

Notice of Reduction in Advisory Fees and Expense Limitations

The Board of Trustees of Touchstone Strategic Trust (the “Trust”), including those Trustees who are not “interested persons” of the Trust as such term is defined in the Investment Company Act of 1940, as amended, has approved a reduction in the advisory fee and expense limitation of the Touchstone Flexible Income Fund (the “ Flexible Income Fund”) and the Touchstone Sustainability and Impact Equity Fund (the "Sustainability and Impact Equity Fund").

Accordingly, effective October 28, 2017:

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The Flexible Income Fund will pay its investment advisor, Touchstone Advisors, Inc. (the "Advisor"), an advisory fee at an annualized rate of 0.60% of average daily net assets of the Flexible Income Fund up to $500 million, and 0.50% of average daily net assets of the Flexible Income Fund over $500 million. The Flexible Income Fund’s advisory fee is accrued daily and paid monthly, based on the Flexible Income Fund’s average net assets during the current month. Additionally, effective October 28, 2017, the Advisor has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding expenses as discussed in the Flexible Income Fund's Prospectus) in order to limit annual Fund operating expenses to 1.04%, 1.79%, 0.79%, and 0.69% of average daily net assets for Classes A, C, Y, and Institutional Class shares, respectively. This contractual expense limitation is effective through October 26, 2019.

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The Sustainability and Impact Equity Fund will pay its Advisor an advisory fee at an annualized rate of 0.65% of average daily net assets of the Sustainability and Impact Equity Fund up to $1 billion, and 0.60% of average daily net assets of the Sustainability and Impact Equity Fund over $1 billion. The Sustainability and Impact Equity Fund’s advisory fee is accrued daily and paid monthly, based on the Sustainability and Impact Equity Fund’s average net assets during the current month. Additionally, effective October 28, 2017, the Advisor has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding expenses as discussed in the Sustainability and Impact Equity Fund's Prospectus) in order to limit annual Fund operating expenses to 1.17%, 1.99%, 0.90%, and 0.89% of average daily net assets for Classes A, C, Y, and Institutional Class shares, respectively. This contractual expense limitation is effective through October 26, 2019.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54-TST-FFSAX-S3-1711
TSF-54-TST-TROCX-S2-1711